UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2009

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin	53222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Modifications to Compensatory Arrangements. On August 11, 2009 the Compensation Committee (the “Committee”) of the Board of Directors of Briggs & Stratton Corporation (the “Corporation”) modified the Corporation’s Economic Value Added Incentive Compensation Plan (the “EVA Plan”) and Premium Option and Stock Award Program (the “POSA Program”). The modifications are prospective — they do not affect incentive compensation awards made in August 2009 with respect to Plan Year 2009, but they will be effective for awards made for Plan Year 2010 and future years.

The Committee modified the EVA Plan to establish a new category of participants named “Key Managers”. Key Managers are designated annually by the Committee and have target incentive awards set at 40% of their base salary. The Committee modified the EVA Plan to clarify its right to suspend or terminate awards before they are paid to participants. The Committee also added a clawback provision to the EVA Plan that permits recovery of cash bonuses that have been paid to Senior Executives and Key Managers with respect to (1) a Plan Year for which there occurs within the 3 years following the award a material restatement of the Corporation’s annual report filed with the SEC due to the negligence or misconduct of one or more persons, and (2) any subsequent Plan Year in which a cash bonus was materially affected by the restatement.

The Committee modified the POSA Program to remove a provision limiting to 500,000 the maximum number of shares of restricted and deferred stock that may be granted to all participants for any Plan Year, and limiting to 730,000 the maximum number of stock options that may be granted to all participants for any Plan Year. This action was taken to provide the Committee with more flexibility in the administration of the POSA Program. Limitations on aggregate awards and limitations on annual equity awards to individuals of 160,000 shares of restricted and deferred stock and 230,000 stock options remain in the shareholder-approved Incentive Compensation Plan. The Committee modified the POSA Program to clarify its right to suspend or terminate awards before they are paid to participants. In addition, the Committee added clawback provisions to the agreements under which restricted stock, deferred stock and stock options will be awarded to Senior Executives and Key Managers.

Amended and restated copies of the EVA Plan and POSA Program are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference. Copies of the agreements under which restricted stock, deferred stock and stock options will be awarded to Senior Executives and Key Managers will be filed as exhibits to the Corporation’s Form 10-K for the fiscal year ended June 28, 2009.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Economic Value Added Incentive Compensation Plan

10.2	Premium Option and Stock Award Program

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: August 14, 2009	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description
10.1	Economic Value Added Incentive Compensation Plan

10.2	Premium Option and Stock Award Program